People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Sandler O'Neill + Partners, L.P.
East Coast Financial Services Conference
Turnberry Isle Miami, Aventura, Florida
November 10, 2011

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission in this report could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark is Uniquely Positioned to Capitalize on Market Opportunities

Trustmark
Banking and Financial Solutions

- ✓ Diversified and stable business mix
- ✓ Proven ability to generate superior profitability through the cycle
- ✓ Solid credit quality as a result of diligent credit risk management
- ✓ Robust capital position provides strategic flexibility

Strong Market Share in Legacy Markets

Trustmark
Banking and Financial Solutions

People you trust.
Advice that works.

At September 30, 2011

- **Total Assets** $9.7 billion
- **Total Loans** $5.7 billion
  HFI and Covered Loans
- **Total Deposits** $7.6 billion
- **Market Cap** $1.2 billion
- **Banking Centers** 150



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida

Financial Results ($ in thousands except per share data)	2010	Q1-11	Q2-11	Q3-11
Net income available to common shareholders	$100,636	$24,013	$31,602	$26,968
Earnings per common share - diluted	$1.57	$0.37	$0.49	$0.42
Return on average tangible common equity	12.31%	11.65%	14.71%	12.04%

Diversified and Stable Business Mix

Year to Date September 30, 2011

($ in millions)

Total Revenue $387



Auto/Credit Card $8
Treasury & Other $41
Mortgage $38
Insurance $21
Wealth Management $21
10%
2%
11%
5%
5%
Memphis, TN 3%
Houston, TX 7%
FL Panhandle 3%
MS-Other 22%
Jackson 31%
Commercial – Retail Banking $257

Total Noninterest Income $127



Service Charges $38
General Banking $29
30%
23%
16%
14%
16%
Wealth Management $18
Mortgage $21
Insurance $21

Fee Income to Total Revenue 33%

Proven Ability to Generate Superior Profitability

($ in millions)

Profitability and Key Ratios	Q3-10	Q4-10	Q1-11	Q2-11	Q3-11
Net Income Available to Common Shareholders	$25.9	$25.2	$24.0	$31.6	$27.0
Return on Average Assets	1.11%	1.07%	1.02%	1.32%	1.12%
Return on Average Tangible Common Equity	12.38%	11.96%	11.65%	14.71%	12.04%

3Q2011 Return on Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.16
1.12
0.63
0.62
0.60
0.50
0.48
0.43
0.36
CFR
TRMK
FHN
HBHC
IBKC
STI
RF
SNV
BXS

3Q2011 Return on Average Tangible Common Equity [1]



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.20
12.04
8.89
6.52
6.44
5.18
5.05
3.50
CFR
TRMK
HBHC
FHN
IBKC
BXS
RF
SNV

Source: SNL Financial and company reports
(1) Metric not available for STI

Superior Profitability

... Driven by Strong Net Interest Margin and Efficiency Ratio

Trustmark
Banking and Financial Solutions

- ✓ Solid margin resulting from disciplined loan and deposit pricing and prudent investment portfolio management
- ✓ Management's focus on expense initiatives has translated into a top tier operating platform



3Q2011 Net Interest Margin—FTE
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.34
4.17
3.77
3.69
3.67
3.52
3.42
3.24
3.04
HBHC
TRMK
CFR
BXS
IBKC
STI
SNV
FHN
RF



3Q2011 Efficiency Ratio(1)
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
58.4
59.2
60.5
61.5
67.0
67.7
70.5
70.5
72.6
CFR
TRMK
SNV
RF
HBHC
STI
BXS
IBKC
FHN

(1) Efficiency ratio calculated as noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Source: SNL Financial and company reports

Balanced Loan Portfolio

September 30, 2011
($ in millions)

Trustmark
Banking and Financial Solutions

Total Loans - HFI and Covered Loans
$5,863

Commercial Loans $3,910



Construction & Land Development $433
11%
C & I $1,083
28%
CRE Income Producing $746
19%
Owner Occupied RE $721
18%
State & Political Subs $362
9%
Other $565
14%

Consumer Loans $1,952



Other $19
1%
Branch Direct $750
38%
Indirect $109
6%
Credit Card $40
2%
Home Mortgage $1,033
53%

Loan Portfolio Trends

($ in billions)

Since Year End 2007:

- ✓ **Planned run-off of construction and land development loans of $710 Million**
- ✓ **Exited Indirect Auto Business with portfolio down $767 million.**
- ✓ **All other loans increased $377 million since 2007 to $5.3 billion**



$8
$7
$6
$5
$4
$3
$2
$1
$0
$7.0
$6.7
$6.2
$6.1
$6.0
$5.9
$5.9
4Q 2007
4Q 2008
4Q 2009
4Q 2010
1Q 2011
2Q 2011
3Q 2011
Construction, Land and Development
Indirect Loans
All Other Loans

Prudent Credit Risk Management

($ in millions)

Trustmark
Banking and Financial Solutions

	Quarter Ended				
	9/30/10	12/31/10	3/31/11	6/30/11	9/30/11
Nonaccrual Loans	$159.3	$142.9	$126.8	$121.0	$99.6
Other Real Estate	$84.7	$86.7	$89.2	$90.0	$89.6
Nonperforming Assets	$244.0	$229.6	$216.0	$211.0	$189.2
Nonperforming Assets/Total Loans (incl LHFS) + ORE	3.84%	3.64%	3.50%	3.45%	3.11%
Provision for Loan Losses/Average Loans	0.78%	0.75%	0.50%	0.54%	0.53%
Net Charge-offs/Average Loans	1.18%	0.82%	0.51%	0.97%	0.36%

TRMK 3Q2011 NCOs/Average Loans


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
2.90
0.18
0.40
(0.02)
0.36
Florida
Mississippi
Tennessee
Texas
Total

Peer 3Q2011 NCOs/Average Loans


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.12
0.30
0.36
0.81
1.00
1.67
2.51
2.60
2.70
IBKC
HBHC
TRMK
CFR
BXS
STI
RF
FHN
SNV

Note: All ratios represented herein exclude covered assets (covered loans and covered ORE).
Source: SNL Financial and company reports

Stable Credit Quality

Dependable, Low Cost Core Funding Base

September 30, 2011

($ in millions)

Trustmark
Banking and Financial Solutions

Total Deposits $7,570



Noninterest Checking $1,871
25%
Time $2,081
27%
4%
Savings $340
16%
28%
Money Market $1,186
Interest Checking $2,092

Cost of Deposits



0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.84%
0.65%
0.77%
0.59%
0.70%
0.54%
0.66%
0.51%
0.65%
0.50%
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
Interest-bearing Deposits
Total Deposits

Source: SNL Financial and company reports

Robust Capital Position Provides Strategic Flexibility

Trustmark Banking and Financial Solutions

- ✓ Optimized capital structure; continued leadership position in capital strength among mid-cap peers
- ✓ Existing capital base could support $2 billion to $3 billion in additional assets while maintaining appropriate capital ratios.

	Q3-10	Q4-10	Q1-11	Q2-11	Q3-11
Tangible Common Equity / Tangible Assets	9.34%	9.11%	9.27%	9.43%	9.74%
Tier 1 Risk-Based Capital Ratio	13.75%	13.77%	14.24%	14.46%	14.76%
Total Risk-Based Capital Ratio	15.75%	15.77%	16.25%	16.47%	16.78%



($ in millions)
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
$300
$100
$1,389
$1,588
$1,499
$1,501
$1,163
$1,159
$1,149
$1,160
$1,193
$1,222
$851
$842
$854
$886
$916
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
Common Equity
Tangible Common Equity
Market Cap

- ✓ Given quality and stability of earnings, Trustmark has increased its dividend over time and maintained it through the cycle
- ✓ Trustmark is one of the 28 largest banks [(1)] in the U.S. that maintained its dividend since September 2007

3Q2011 Tangible Common Equity/ Tangible Assets [(3)]


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.7
9.0
9.0
8.6
7.6
7.3
6.6
6.5
TRMK
CFR
FHN
HBHC
BXS
STI
SNV
RF

Trustmark's Annual Dividend - Last 20 Years


$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.92
1989
1992
1995
1998
2001
2004
2007
2010

Dividend Yield [(2)]


5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.7
3.7
3.1
2.7
2.6
1.0
1.0
0.6
0.4
TRMK
CFR
HBHC
SNV
IBKC
STI
RF
FHN
BXS

(1) Top 100 U.S. Banks ranked by total assets as of March 31, 2010, as reported data
(2) Indicated annual dividend as percent of September 30, 2011 closing price
(3) Metric not available for IBKC
Source: SNL Financial and company reports

Heritage Banking Group Acquisition

Trustmark
Banking and Financial Solutions

- ✓ Acquired from FDIC on April 15, 2011
- ✓ 90-year old financial institution headquartered in Carthage, MS
- ✓ #1 deposit market share in Leake County
- ✓ 8 branches, 4 of which were consolidated due to proximity to existing Trustmark offices
- ✓ At acquisition, the carrying value of loans and deposits acquired was $107.4 million and $204.3 million, respectively.


Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida
Heritage
TRMK

- ✓ Substantially all loans and ORE covered by loss sharing agreement; FDIC assumes 80% of all losses
- ✓ Generated bargain purchase gain of $4.6 million after-tax, or approximately $0.07 per share in 2Q-11.

Strategic Priorities

Trustmark
Banking and Financial Solutions

- ✓ Maintain fortress balance sheet and appropriate capital ratios
- ✓ Support revenue growth opportunities with prudent investments
- ✓ Seek acquisition opportunities to enhance long-term shareholder value
- ✓ Position organization for success in new regulatory reform environment
- ✓ Continue to manage through challenging business cycle

People you trust.
Advice that works.

Trustmark

Banking and Financial Solutions

Supplemental Information

Jackson Metro

Trustmark
Banking and Financial Solutions



MADISON
MISSISSIPPI
HINDS
RANKIN
Canton
Flora
Ross Barnett Reservoir
Natchez Trace Pkwy
Madison
Ridgeland
Clinton
Bolton
Raymond
Pearl
Brandon
Pelahatchie
Richland
Florence
Banking center



Trustmark Bank

- Trustmark has $2.0 billion in loans and $3.6 billion in deposits+
- Maintain market dominance through cross-selling and retention

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	250,044	-0.67%	38.24%	22
Rankin	146,177	9.82%	37.38%	11
Madison	97,343	11.41%	22.48%	9
TOTAL	**493,564**	**4.82%**	**34.81%**	**42**

+ As of 9/30/2011
++ As of 6/30/2011
Source: SNL Financial and ESRI

Houston MSA

Trustmark
Banking and Financial Solutions



MONTGOMERY
The Woodlands
Kingwood
Humble
Lake Houston
TEXAS
HARRIS
Houston
Pasadena
Baytown
Sugar Land
Missouri City
Pearland
Rosenberg
Friendswood
Katy
WALLER
LIBERTY
GALVESTON
BRAZORIA
FORT BEND
Banking center



Trustmark Bank

- Trustmark has $763 million in loans and $456 million in deposits+
- Building stronger commercial, retail, and wealth management platforms

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,017,013	10.46%	0.31%	16

+ As of 9/30/2011
++ As of 6/30/2011
Source: SNL Financial and ESRI

Memphis MSA



Trustmark



Rosemark
Millington
Arlington
Lakeland
Loosahatchie
TENNESSEE
Somerville
Marion
Bartlett
Eads
Fisherville
Williston
Memphis
FAYETTE
Lake McKellar
SHELBY
Rossville Junction
Southaven
Olive Branch
Memphis
MARSHALL
Byhalia
DE SOTO
Hernando
Coldwater
MISSISSIPPI
Banking center

- Trustmark has $357 million in loans and $648 million in deposits+
- Focus on middle market commercial and real estate lending

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,325,833	4.28%	2.78%	22

\+ As of 9/30/2011
++ As of 6/30/2011
Source: SNL Financial and ESRI

Florida Panhandle

Trustmark
Banking and Financial Solutions




HOLMES
Wausau
Vernon
WASHINGTON
Redbay
FLORIDA
OKALOOSA
Niceville
Valparaiso
Freeport
WALTON
Choctawhatchee Bay
Fort Walton Beach
Destin
Miramar Beach
Santa Rosa Beach
BAY
Southport
West Bay
Laguna Beach
Lynn Haven
Hiland Park
Cedar Grove
Springfield
Panama City Beach
Panama City
Callaway
Parker

- Trustmark has $375 million in loans and $231 million in deposits+
- Cross-sell to Fisher Brown Bottrell commercial insurance customers
- Focus on commercial lending and expansion of wealth management

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,196	2.72%	4.42%	4
Okaloosa	191,856	3.29%	1.61%	1
Walton	57,960	9.34%	7.78%	3
Total	**420,012**	**3.89%**	**3.42%**	**8**

+ As of 9/30/2011
++ As of 6/30/2011
Source: SNL Financial and ESRI

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services

Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions